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                                                           Exhibit 10.11


             [LOGO] AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

           STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET

               (DO NOT USE THIS FORM FOR MULTI-TENANT PROPERTY)


1. BASIC PROVISIONS ("BASIC PROVISIONS")

   1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, DECEMBER 20, 1999, is made by and between BLACKMORE LOT 99 INVESTMENT, A CALIFORNIA LIMITED PARTNERSHIP ("LESSOR") and INVITROGEN CORPORATION ("LESSEE"), (collectively the "PARTIES", or individually a "PARTY")

   1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 1610 FARADAY AVENUE located in the County of San Diego, State of California, and generally described as (describe briefly the nature of the property) the approximately 28,300 square foot concrete tilt up industrial Research and Development building to be constructed on Lot 99 of the Carlsbad Research Center (approximately 2.093 acres) including approximately 100 on-site parking spaces. ("PREMISES"). (See Paragraph 2 for further provisions.)

   1.3 TERM: Ten (10) years and 1/2 months ("ORIGINAL TERM") commencing *__________ ("COMMENCEMENT DATE") and ending September 30, 2010 ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

   1.4 EARLY POSSESSION: see also Paragraph 49 ("EARLY POSSESSION DATE"). (See Paragraphs 3.2 and 3.3 for further provisions.)

   1.5  BASE RENT: $28,100.00 per month ("BASE RENT"), payable on the first
(1st) day of each month commencing on the Commencement Date____________________
_______________________________________________________________________________
_______________________________________(See Paragraph 4 for further provisions)
/x/ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

   1.6 BASE RENT PAID UPON EXECUTION: $ 14,050.00 as Base Rent for the period September 15-30, 2000.

   1.7 SECURITY DEPOSIT: $ 30,000.00 ("SECURITY DEPOSIT"). (See Paragraph 5 for further provisions.)

   1.8 PERMITTED USE: General office use and all other uses permitted under applicable laws, regulations, covenants, conditions, and restrictions governing the Premises. (See Paragraph 6 for further provisions.)

   1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

   1.11 GUARANTOR: The obligations of the Lessee under this Lease are to be guaranteed by N/A ("GUARANTOR"). (See Paragraph 37 for further provisions.)

   1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 57 and Exhibits A-D all of which constitute a part of this Lease.

2. PREMISES

   2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

   2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to the Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within one hundred eighty (180) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

  2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. Such warranty shall expire six (6) months following the Commencement Date.

  2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised to satisfy itself with respect to the condition of the Premises and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation of the present condition and suitability of the Premises as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

3. TERM

  3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

  3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

  *  That date which is twelve (12) weeks following the     Initials     JRG
     Date of Substantial Completion of the Shell Building            -----------
     (as defined in Exhibit B). Anticipated Date of                      LCT
     Substantial Completion of the Shell Building is June            -----------
     15, 2000 and the corresponding commencement date                    AJB
     would be September 15, 2000 subject to adjustment as            -----------
     described in Exhibit B.


NET                                 PAGE 1

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     3.3  DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within two hundred and ten (210) days following Lessor's procurement of the shell building permit, Lessee may, at its option, by notice in writing to Lessor within thirty (30) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said thirty (30) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.   RENT

     4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.   USE.

     6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties.

     6.2  HAZARDOUS SUBSTANCES.

          (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (ii) regulated or monitored by any governmental authority, or
(iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof. Lessor consents to the use of the Hazardous Substances listed on Exhibit D conditioned upon Lessee's compliance with the provisions of
Section 6.

          (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

          (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE LAW," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

     6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination caused or materially contributed to by Lessee. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.   MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
     ALTERATIONs.

     7.1  LESSEE'S OBLIGATION.

          (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc), 7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs

                                                           Initials     JRG
                                                                   ------------
                                                                        LCT
                                                                   ------------
                                                                        AJB
                                                                   ------------


                                    PAGE 2

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as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways, located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of, the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements, or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

        (b) Except to the extent Lessor maintains such contracts and Lessee reimburses pursuant to Paragraph 52 Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels,
(iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

     7.2 LESSOR'S OBLIGATIONS. Except for Lessor's obligations in Paragraph 52 and the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of, any needed repairs.

    7.3  UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

        (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, fire protection systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating, or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000.

        (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under paragraph 36 hereof.

        (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim of demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim in addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

    7.4  OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

        (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations, and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

        (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

        (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in witting by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.  INSURANCE; INDEMNITY.

    8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

    8.2  LIABILITY INSURANCE.

        (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not containe any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "Insured contract" for the performance of Lessee's Indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

        (b) CARRIED BY LESSOR. In the event Lessor is the insuring Party, Lessor shall maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

    8.3  PROPERTY INSURANCE--BUILDING, IMPROVEMENTS AND RENTAL VALUE.

        (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDER(S)"), insuring loss [Illegible]

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or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the Improvements Involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

     (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

     (c) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

     (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

  8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of
Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3.
Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

  8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

  8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("WAIVING PARTY") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

  8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims brought by parties other than Lessee, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding brought by parties other than Lessee be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be indemnified.

  8.8 EXEMPTION OF LESSOR FROM LIABILITY. Except to the extent caused solely by Lessor and only to the extent paid by insurance carried by Lessor, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9. DAMAGE OR DESTRUCTION.

  9.1 DEFINITIONS.

     (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

     (b) "PREMISES TOTAL DESTRUCTION" shall mean damage to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

     (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

     (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

     (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

  9.2 PARTIAL DAMAGE-INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage of proceeds (except as to the deductible which is the Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

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    9.3 PARTIAL DAMAGE--Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

    9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

    9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("EXERCISE PERIOD"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

     9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) In the event of damage described in Paragraph 9.2 (Partial Damage--Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

         (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty
(60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

     9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten
(10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve
(12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve months.

     9.8 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. REAL PROPERTY TAXES.

    10.1 (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

          (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a) at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

     10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

     10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes to all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuation assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

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  10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee with ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12. ASSIGNMENT AND SUBLETTING.

   12.1 LESSOR'S CONSENT REQUIRED.

     (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

     (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

     (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor had consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

     (d) An assignment or subletting of Lessee's Interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base Index be determined with reference to the Index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

  12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

     (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

     (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

     (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

     (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors, or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

     (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the current monthly Base Rent, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

     (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

     (g) The occurrence of a transaction described in Paragraph 12.1(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased to an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the amount required to establish such Security Deposit a condition to Lessor's consent to such transaction.

  12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

     (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligation under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

     (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event
Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

     (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

     (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

     (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. DEFAULT; BREACH; REMEDIES.

  13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

     (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

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          (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

          (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with applicable law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or
(viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of twenty (20) days following written notice by or on behalf of Lessor to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b), or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or
(iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

     13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within twenty (20) days after written notice to Lessee (or in case of any emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continued the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

          (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, Inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall be thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall

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have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. BROKER'S FEE.

     15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

     15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the Indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

     15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16. TENANCY STATEMENT.

     16.1 Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty
(30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. NOTICES.

     23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier.
If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

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28. COVENANTS AND CONDITIONS.  All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "NON-DISTURBANCE AGREEMENT") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents, provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations).

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS.

        (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants'
fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation thereto. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

        (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

* Lessor shall provide an estimate of such costs to Lessee for Lessee's reasonable approval prior to incurring such costs and shall negotiate in good faith to resolve any differences with respect to such costs prior to incurring such costs or considering the request for consent.

37. GUARANTOR.

    37.1 If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be on the form most recently published by the American Industrial Real Estate Association, and each said Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information called for by Paragraph 16.

    37.2 It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give:
(a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. OPTIONS.

    39.1 DEFINITION. As used in this Paragraph 39 the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

    39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph xx hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

    39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless xxx prior Options to extend or renew this Lease have been validly exercised.

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    39.4 EFFECT OF DEFAULT ON OPTIONS.

        (a) Lessee shall have no right to exercise on Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time and monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

       (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).


        (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three or more notices of Default under Paragraph 13.1 during any twelve month period, whether or not the Defaults are cured, or
(iii) if Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.










LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM
AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION
     TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED
     TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.


Executed at   Carlsbad                            Executed at  X Carlsbad  CA
           ---------------------------            -----------------------------
on        12/22/99                                on    X   Dec 21, 1999
  ------------------------------------              --------------------------------------
by LESSOR:                                        by LESSEE:
  BLACKMORE LOT 99 INVESTMENT, A                     INVITROGEN CORPORATION
--------------------------------------            ----------------------------------------
  CALIFORNIA LIMITED PARTNERSHIP
--------------------------------------            ----------------------------------------


By /s/  Allen J. Blackmore                        By  X /s/ James R. Glynn
  ------------------------------------              --------------------------------------
Name Printed:                                     Name Printed: X James R Glynn
             -------------------------              ---------------------------
Title:                                            Title:        EVP/CEO
      --------------------------------                  ----------------------------------


By:                                               By: X  /s/ Lyle C. Turner
   -----------------------------------               -------------------------------------
Name Printed:                                     Name Printed: X      Lyle C. Turner
             -------------------------                         ---------------------------
Title:                                            Title: X  President/CEO
      --------------------------------                  ----------------------------------
Address: 1530 Faraday Avenue, Suite 170           Address: X 1600 Faraday
        -------------------------------                   -------------------------------
         Carlsbad, California 92008                        Carlsbad CA 92008
---------------------------------------           ---------------------------------------
Tel. No. (760) 804-9600  Fax No. (760) 804-9607   Tel. No. X (760) 603-7200  Fax No. X (760) 603-7201
        -----------------       ---------------           -------------------       -----------------

Mailing Address:  P.O. Box 1810
                  Rancho Santa Fe, CA 92067

                                           Page 10
NET

NOTICE: These forms are often modified to meet changing requirements of law and Industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association, 345 South Figueroa Street, Suite M-1, Los Angeles, CA 90071. (213) 687-6777. Fax No. (213) 687-8616


      -c- Copyright 1990--By American Industrial Real Estate Association.
                             All rights reserved.

    ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
                                BY AND BETWEEN
   BLACKMORE LOT 99 INVESTMENT, A CALIFORNIA LIMITED PARTNERSHIP, LESSOR
                                     AND
                         INVITROGEN CORPORATION, LESSEE
                             DATED DECEMBER 20, 1999
******************************************************************************


49. EARLY POSSESSION: Lessee shall be granted "Early Possession" of the Premises during Lessor's construction of the shell building in order to commence installation of Utility Installations, telephone lines, computer cables, security systems and other Alterations. Lessee shall complete its work following Lessor's completion of the shell building at which time Lessor shall deliver the shell building to lessee. The Commencement Date shall not occur before twelve (12) weeks after Lessor completes the shell building, expect with respect to Delay Days as described in Exhibit B.

50.  BASE RENT ADJUSTMENT: The Base Rent shall be adjusted as follows:

a.) Lessor and Lessee have negotiated the Base Rent based upon Lessor constructing a shell building for the Premises ("Lot 99 Shell") based upon plans prepared by Pacific Cornerstone Architects stamped "Progress Set 11/23/99". Lessor has estimated that the costs for constructing the Lot 99 Shell ("Lot 99 Shell Costs") include hard construction costs of $1,604,570, architectural fees of $75,469 and permit fees of $70,000, for an estimated total of $1,750,039. Lessor shall use reasonable efforts to cause its contractor to solicit three bids for each subcontract in the construction of the Lot 99 Shell and shall choose the lowest of each set of bids unless Lessee agrees that a subcontractor other than the one with the lowest bid shall be selected. To the extent that the Lot 99 Shell Costs exceed $1,750,039, then Lessee shall be responsible for such excess costs and shall pay such excess Lot 99 Shell Costs to Lessor within 15 calendar days of Lessor's request for payment. Lessor shall request Lessee's payment during or following the construction of the Lot 99 Shell as Lessor incurs Lot 99 Shell Costs that exceed $1,750,039.

b.) Lessor, simultaneously with the construction of the Shell, intends to construct a shell building on Lot 105 in the Carlsbad Research Center ("Lot 105 Shell"). Lessor intends to have a contractor submit a separate bid for each construction of the Lot 99 Shell and the construction of the Lot 105 Shell and subsequently have the contractor submit a single bid for the construction of both shell buildings. Any reduction in the joint bid for the construction of the two shell buildings shall be allocated between the two shell buildings based upon the total square footage of both buildings. If Lessor achieves a cost reduction in providing the Lot 99 Shell (as determined following the substantial completion of the Lot 99 Shell) after taking into account all Lot 99 Shell Costs (but not including the cost of the land) compared to the $1,750,039 estimate (as increased for Lessee modifications as described in 50.a above), then the Base Rent shall be reduced by $10.00 per month for each $1,000 in cost savings due to simultaneous construction of the Lot 99 Shell and Lot 105 Shell.

51. BASE RENT INCREASES: Annually on August 1, the monthly base rent payable under paragraph 1.5 ("Base Rent") of the Lease shall be increased to one hundred four percent (104%) times the rent payable for the month immediately proceeding the date for rent adjustment.

52. OPERATING EXPENSES: NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IN ADDITION TO THE MONTHLY BASE RENT, INSURANCE COSTS AND PROPERTY TAXES FOR THE PREMISES, LESSEE SHALL REIMBURSE LESSOR FOR THE FOLLOWING EXPENSES (a) THROUGH (g):

a.) LANDSCAPE MAINTENANCE: Notwithstanding anything to the contrary contained in Paragraph 7 of this Lease, it is understood by the parties hereto that Lessor shall maintain the landscaping for the Building at Lessee's expense. Lessor shall employ a landscaping contractor to maintain the landscaping to include fertilizing, changing of annual colored flowers at entrance, tree trimming and replacing of dead plants for the Building, and Lessee shall reimburse Lessor monthly in addition to rent for such maintenance.

b.) CRC COMMON AREA MAINTENANCE FEES: Notwithstanding anything to the contrary contained in Paragraph 7 of this Lease, it is understood by the parties hereto that there exists a monthly common area maintenance fee charged by Carlsbad Research Center (CRC). Said maintenance for the Premises is currently $227.38 per month, subject to increase.

c.) ROOF INSPECTIONS: Notwithstanding anything to the contrary contained in Paragraph 7 of this Lease, Lessor shall procure and maintain, at Lessee's expense, a roof inspection contract, providing for bi-annual inspections of the roof. Such inspection is currently $75.00 per inspection, subject to increase.

d.) EXPOSED AGGREGATE CONCRETE SEALER MAINTENANCE: It is understood by the parties hereto that the exposed aggregate paving areas located at the front entrance and side walkways of the Premises have been treated with a clear concrete sealer. Said sealer must be reapplied a minimum of two times per year, or as needed, in order to protect these areas from automobile oils and deterioration. Notwithstanding anything to the contrary contained in Paragraph 7 of this lease, Lessor shall use its good faith efforts to determine when it is appropriate to have the sealer reapplied to these areas and Lessee shall reimburse Lessor upon demand for these costs.

e.) FOSSIL FILTER MAINTENANCE: The on-site storm drain system is equipped with one or more 6" continuous Storm Water Filtration System ("SWFS") to effectively prohibit non-storm water discharges into the storm sewer. Notwithstanding anything to the contrary contained in Paragraph 7 of this Lease. Lessor shall procure and maintain, at Lessee's expense, a preventative maintenance contract to inspect, service and maintain the fossil filter three
(3) times per year. The cost of this service is estimated to be $200.00 per year per SWFS, subject to increase.

f.) FIRE SPRINKLER TESTING AND CERTIFICATION: It is understood by the parties hereto that the building is equipped with an automatic fire sprinkler system, which according to state law, must be serviced and inspected quarterly and certified every five (5) years. Notwithstanding anything to the contrary contained in Paragraph 7 of this lease, Lessor shall procure and maintain a fire sprinkler maintenance contract providing for the required quarterly inspections and service and five (5) year certifications. Lessee shall reimburse Lessor for these services.

g.) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, LESSEE SHALL BE RESPONSIBLE FOR CONTRACTING DIRECTLY WITH THE FOLLOWING VENDORS FOR THE OPERATING ITEMS LISTED BELOW AND SHALL PAY SAID VENDORS DIRECTLY:

(i.)    WATER: Lessee acknowledges that the Building is equipped with three
        (3) water meters (Building, Landscape and Fire Sprinkler). Lessee shall transfer the three water meter accounts into its name upon substantial completion of the shell building.

(ii.) FIRE SPRINKLER MAINTENANCE/MONITORING: Notwithstanding anything to the contrary contained in Paragraph 7 of this Lease, it is understood by the parties hereto that the Building is equipped with a fire sprinkler alarm system for which Lessee shall be responsible. Upon substantial completion of the shell building, the existing contract with ADT Security shall be transferred into Invitrogen's name. Lessor shall have no liability to Lessee with respect to the fire sprinkler maintenance and monitoring equipment.

(iii.) HVAC MAINTENANCE: Notwithstanding anything to the contrary contained in Paragraph 7 of this Lease, Lessee shall enter into an air conditioning system maintenance contract with a vendor and on terms reasonably acceptable to Lessor, providing for quarterly service. Lessee shall provide Lessor with copies of such maintenance contract immediately following execution and shall provide Lessor reasonable assurances that such maintenance is being adequately performed by an acceptable third party vendor. If Lessee fails to maintain such acceptable maintenance contract, then Lessor may enter into a contract at Lessee's expense and Lessee shall reimburse Lessor for such expense.

53. PARKING: The parking areas of the property shall be used for parking of automobiles, and the loading and unloading of trucks only. The use by Lessee of those areas for long term storage of materials (including pallets) is expressly prohibited and any temporary storage shall comply with the rules and regulations of the Carlsbad Research Center. All material shall be stored within the Premises.

54. ROOF MAINTENANCE: Lessee shall not take any action to cause the GAF MATERIALS CORPORATION LIBERTY GUARANTEE attached hereto and made a part hereof as Exhibit C of the Lease to become ineffective including, without limitation, those actions described in items 5-8 in the "Exclusions From Coverage" in such guarantee.

55. OPTION TO EXTEND: Provided that Lessee is not in material Default under any of the terms, covenants and conditions of the Lease and Lessor has not provided Lessee with a notice of default that has not been cured, Lessor hereby grants to Lessee, subject to the conditions hereinafter set forth, one
(1), five (5) year option to extend the term of this Lease. The option shall be on such terms and conditions as this Lease, except for Base Rent, which shall be adjusted as set forth below. This grant of an option shall be of no force and effect unless Lessee gives Lessor written notification of Lessee's intent to exercise the option by at least April 1, 2010 and not sooner than February 1, 2010.

56. RENT ADJUSTMENTS DURING OPTION PERIOD: On October 1, 2010, the monthly base rent due hereunder shall be adjusted to ninety-five percent (95%) of the fair market rental value of the Premises as of October 1, 2010. As used herein "fair market rental value" shall mean the projected prevailing rental rate as of October 1, 2010 for similar commercial space situated in the area of Carlsbad, California, but not taking into account prevailing rental concessions, lessee improvement allowances and any other concessions offered for such similar space as of such date. Lessor shall provide written notice of such amount not later than three (3) months prior to the expiration of the original lease term. Lessee shall thereafter have fifteen (15) days ("Lessee's Review Period") after receipt of Lessor's notice of the fair market rental value within which to accept such fair market rental value or to reasonably object thereto in writing.

In the event Lessee objects to the fair market rental value submitted by Lessor, Lessor and Lessee shall attempt in good faith to agree upon such fair market rental value, using their best good faith efforts. If Lessor and Lessee fail to reach agreement on such fair market rental value within fifteen (15) days following Lessee's Review Period (the "Outside Agreement Date"), then the determination of fair market rental value shall be submitted to arbitration under the provisions of the American Arbitration Association. The cost of arbitration shall be paid by Lessor and Lessee equally. Notwithstanding the fair market rental value for the Premises, in no event shall the new monthly base rent be less than the monthly base rent payable for the month immediately preceding the date for rent adjustment.

                                                           Initials     JRG
                                                                   ------------
                                                                        LCT
                                                                   ------------
                                                                        AJB
                                                                   ------------

Thereafter, the monthly base rent shall be increased annually on October 1 of each year in accordance with Paragraph 51 hereof.

              "NOTICE: BY INITIALING THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION CONTAINED IN THIS PARAGRAPH 56 DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MAY POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY ALLOWED PURSUANT TO THE PROVISIONS OF THE AMERICAN ARBITRATION ASSOCIATION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY." "WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN PARAGRAPH 56 OF THIS LEASE TO NEUTRAL ARBITRATION."


                   "Lessor"                                      "Lessee"

                      AJB                                          JRG
                  -----------                                   -----------
                    Initials                                     Initials

57. EXHIBITS: The following exhibits are attached hereto and made a part hereof:

                    Exhibit A - Site Plan;
                    Exhibit B - Construction Agreement;
                    Exhibit C - Roof Guarantee;
                    Exhibit D - Approved Hazardous Substances;

LESSOR:                                    LESSEE:

BLACKMORE LOT 99 INVESTMENT,               INVITROGEN CORPORATION
A CALIFORNIA LIMITED PARTNERSHIP

By:   /s/ Allen J. Blackmore               By:   JRG
   ------------------------------------       -------------------------------
   Allen Joseph Blackmore, Trustee
   of the Blackmore Family Trust           Its:  EVP/CFO
   Restated 1995, General Partner              ------------------------------
                                               (Title of Officer Signing Above)

                                           By:   Lyle C. Turner
                                               ------------------------------

                                           Its: President/CEO
                                               ------------------------------
                                               (Title of Officer Signing Above)

Date:  12/22/99                            Date:  12/23/99
     ----------------------------------        -------------------------------

                                  EXHIBIT A
                             1610 FARADAY AVENUE
                                   CARLSBAD


             [PROJECT PLAN SITE OF CARLSBAD RESEARCH CENTER LOT 99]

                                    EXHIBIT "B"


                              CONSTRUCTION AGREEMENT

       This CONSTRUCTION AGREEMENT ("Agreement") is entered into as of October __, 1999, by and between Blackmore Lot 99 Investment, a California limited partnership ("Lessor"), and Invitrogen Corporation ("Lessee") in connection with the execution of that certain Standard Industrial/Commercial Single-Tenant Lease-Net ("Lease") dated of even date herewith between Lessor and Lessee, who agree as follows:

       1.    GENERAL.

             a. The purpose of this Agreement is to set forth how the improvements in the Premises ("Improvements") are to be constructed, who will be responsible for the construction of the Improvements, who will pay for the construction of the Improvements, and the time schedule for completion of the construction of the Improvements. The parties intend that Lessor shall enter into a contract with Reno Contracting, Inc. ("Contractor") and have responsibility to construct the shell building ("Shell") and Lessee will enter into a separate contract with Contractor and have responsibility to construct the Lessee Improvements

             b. Except as otherwise defined in this Agreement, all terms utilized in this Agreement shall have the same meaning as the defined terms in the Lease.

             c. The provisions of the Lease, except where clearly inconsistent or inapplicable to this Agreement, are hereby incorporated into this Agreement.

       2.    LESSOR'S WORK.

             a. Lessor has entered into a contract with Pacific Cornerstone Architects, Inc. ("Lessor's Architect") to produce plans to construct the Shell ("Shell Plans"). Lessor shall cause Lessor's Architect to deliver a draft of the Shell Plans to Lessee for Lessee's approval as soon as possible following the execution of the Agreement. Lessee has already approved a floorplan and exterior elevations for the Shell and Lessor's Architect shall prepare the draft Shell Plans to incorporate these approved items. Lessee shall, within five (5) business days following its receipt of the draft Shell Plans, either approve such draft Shell Plans or provide Lessor in writing with the detailed reasons that Lessee is withholding such approval. Lessee's reasons for withholding approval of the draft Shell Plans shall not include a request (i) to expand the footprint or floorplan of the Shell, (ii) to modify the exterior elevations of the Shell, or (iii) to expand the scope of the Shell components beyond what Lessor's Architect proposes in the draft Shell Plans. If Lessee provides neither the prescribed approval nor disapproval with detailed reasons within five (5) business days, then the draft Shell Plans will be deemed approved and final. If Lessee provides the detailed reasons for the disapproval of the draft Shell Plans, then Lessor shall immediately cause Lessor's Architect to revise the draft Shell Plans, but Lessor shall have no obligation to cause revision of the draft Shell Plans to address objections that fall in the categories of items (i)-(iii) of this paragraph 2.a. Any revisions to the draft Shell Plans pursuant to Lessee's comments that increase the cost of construction of the Shell shall increase the Base Rent (and possibly require a cash payment from Lessee) pursuant to the provisions of paragraph 50 of the Lease. Construction of the Shell shall commence after either Lessee has approved the draft Shell Plans or Lessor's Architect has revised the draft Shell Plans, at which time the draft Shell Plans shall be deemed final Shell Plans. Lessor's Architect shall prepare all specifications necessary for Contractor to build the Shell. The final Shell Plans shall comply with all applicable laws, statutes, codes, rules or regulations. Each day of delay caused by Lessee's failure to act or respond within the time for response pursuant to this paragraph shall result in a Delay Day.

             b. Following preparation of the final Shell Plans and after obtaining the necessary permits from the appropriate governmental entities, Lessor shall cause the Shell to be built out and delivered to Lessee in accordance with the final Shell Plans and in accordance with industry custom and practice. Lessor shall be responsible for all costs of the Shell and Lessee shall have no obligation with respect to the payment of the cost of the construction of the Shell (except due to modifications of the Shell Plans as described in paragraph 50 of the Lease and Change Orders initiated by Lessee following final Shell Plans as described in paragraph 8.a of this Agreement). Such costs shall include, without limitation, all direct and indirect costs related to the architectural, engineering and inspection fees, construction management fees, the costs of the Shell Plans and working drawings, payments made under all construction contracts, premiums for all bonds and insurance, all sales, use or similar taxes relating to the construction of the Shell, permit fees and other governmental fees relating to the construction of the Shell, losses and expenses not compensated by insurance or otherwise sustained by Lessee, blueprinting expenses and all other ordinary and reasonable expenses incurred applicable to the construction of the Shell.

             c. Lessor, Lessor's Architect and Contractor shall be responsible for compliance with all applicable codes and regulations of duly constituted authorities having jurisdiction as far as the construction of the Shell is concerned and for all applicable safety regulations established by Lessor, OSHA or other regulatory agencies. Lessor shall cause Lessee to be named as an additional insured on an insurance policy carried by Lessor (or Contractor pursuant to the shell construction contract between Lessor and Contractor) with respect to third party damage claims related to the construction of the Shell that occur during the construction of the Shell.

             d. Lessee or Lessee's agents shall have the right to inspect the construction of the Shell during the progress thereof, it being the intent of the parties hereto that Lessee be reasonable in inspection of the Shell construction and that Lessee shall recognize, to the extent commercially reasonable and practicable, the necessity of field changes based on field conditions. If Lessee shall give notice of faulty construction or any deviation from Shell Plans immediately after such faulty construction or deviation occurs, then Lessor shall cause Contractor to make corrections promptly. However, neither the privilege herein granted to Lessee to make such inspections, nor the making of such inspections by Lessee, shall operate as a waiver of any rights of Lessee to require good and workmanlike construction and improvements erected in accordance with the Shell Plans. No fee shall be due hereunder for Lessee's inspection of the construction of the Shell.

       3.    LESSEE'S PLAN APPROVAL.    Within ten calendar days following
the execution of the Lease, Lessee shall execute a contract with Pacific Cornerstone Architects, Inc. ("Tenant's Architect") to prepare detailed plans and specifications ("Lessee Improvement Plans"), which Lessee Improvement Plans shall reflect the work performed within the Premises to suitably prepare the Premises for Lessee's use ("Lessee Improvements"). The Lessee Improvement Plans shall comply with all applicable laws, statutes, codes, rules or regulations, including regulations and procedures for general safety and the protection of the Premises and the surrounding project promulgated by Lessor applicable to the construction of the Lessee Improvements, such Lessor-promulgated rules to be reasonable in light of the simultaneous construction of the Shell and the Lessee Improvements. Lessee and Tenant's Architect shall cooperate with Lessor in providing specifications regarding the Lessee Improvements so as not to delay the construction of the Shell. Lessee shall use its best efforts to respond to Lessor's requests regarding the Lessee Improvements within five (5) business days of Lessor's request (e.g. Lessee and Tenant's Architect shall use best efforts to notify Lessor, within five (5) business days after Lessor's request, of the desired location of the electrical, plumbing, sewer and other utilities prior to the pouring of the foundation). Lessee shall incur a Delay Day for each day after five
(5) business days that Lessee fails to respond to Lessor's request with respect to the Lessee Improvements. Lessee shall cause the Lessee Improvement Plans to be delivered to Lessor as soon as reasonably possible following the execution of the Lease and Lessor shall, within five (5) business days following its receipt of the Lessee Improvement Plans, either approve such Lessee Improvement Plans or provide Lessee in writing with the detailed reasons that Lessor is withholding such consent. If Lessor provides neither the prescribed approval nor disapproval with reasons within five (5) business days, then the Lessee Improvement Plans will be deemed approved. Lessor's objection to the Lessee Improvement Plans may include construction times that extend substantially beyond those normally expected in office construction in the Carlsbad Research Center. If Lessor does not approve the Lessee Improvement Plans, Lessee shall immediately cause Tenant's Architect to revise the Lessee Improvement Plans, consistent with Lessor's comments, and then resubmit the Lessee Improvement Plans to Lessor for review within ten business days of Lessor's notice to Lessee of said non-approval of the Lessee Improvement Plans. Construction of the Lessee Improvements shall not commence until Lessor has approved the Lessee Improvement Plans and Tenant's Architect shall prepare all specifications necessary for Contractor to build the Lessee Improvements immediately following Lessor's approval of the Lessee Improvement Plans. Construction of the Lessee Improvements shall strictly conform to the approved Lessee Improvement Plans and any deviation will require Lessor's prior approval of a Change Order. Each day of delay caused by Lessee's failure to act or respond within the time for response pursuant to this paragraph shall result in a Delay Day.

       4. SIMULTANEOUS CONSTRUCTION. The construction of the Lessee Improvements shall occur during the construction of the Lessor Improvements; provided, however, that Lessee shall not interfere with or delay Lessor in its construction of the Shell.

       5. DATE OF SUBSTANTIAL COMPLETION. Lessor shall make reasonable efforts in coordination with the Contractor to cause substantial completion of the Shell on or before May 15, 2000, ("Anticipated Date of Substantial Completion"), subject to delays from causes beyond the reasonable control of Lessor, such as acts of God, strikes, work stoppages, unavailability or delay in receiving permits, labor or materials, defaults by contractors or subcontractors (to the extent such unavailability, delay or default was reasonably unavoidable by Lessor), weather conditions, fire or other casualty, or action of governmental authorities. Contractor shall reasonably and in good faith determine the actual Date of Substantial Completion pursuant to the standards contained in the Shell construction agreement between Lessor and Contractor.

      6. DELAY IN COMPLETION. If Lessee delays the Substantial Completion Date due to interference with Lessor's completion of the construction of the Shell, Change Orders or Lessee's (or Tenant's Architect) non-timely response to clarification or direction requested by Lessor, Lessor's Architect or Contractor, then Lessor shall reasonably and in good faith determine and notify Lessee of the number of "Delay Days" Lessee's actions, or non-actions, have caused to the construction schedule. The Date of Substantial Completion shall be postponed by the number of Delay Days incurred, but the Commencement Date shall occur twelve weeks after that date that the Date of Substantial Completion would have occurred but for the Delay Days.

      7. CONSTRUCTION OF LESSEE IMPROVEMENTS.

         a. Lessee, at its sole and entire cost, shall contract with Contractor to construct the Lessee Improvements, as indicated on the Lessee Improvement Plans, consistent with industry custom and practice. Lessor shall have no obligation with respect to the payment of the cost of the Lessee Improvements and shall have the right to post a notice of non-responsibility at the Premises. The cost of the Lessee Improvements shall include all direct and indirect costs incurred to construct the Lessee Improvements, including, without limitation, all direct and indirect costs related to the architectural, engineering and inspection fees, construction management fees, the costs of the Lessee Improvement Plans and working drawings, payments made under all construction contracts, premiums for all bonds and insurance, all sales, use or similar taxes relating to the construction of the Lessee Improvements, permit fees and other governmental fees, losses and expenses not compensated by insurance or otherwise sustained by Lessor, blueprinting expenses and all other ordinary and reasonable expenses incurred applicable to the construction of the Lessee Improvements. Lessee shall supervise Contractor in the construction of the Lessee Improvements.

         b. Lessee, Tenant's Architect and Contractor shall be responsible for compliance with all applicable codes and regulations of duly constituted authorities having jurisdiction as far as the performance of the Lessee Improvements is concerned and for all applicable reasonable safety regulations established by Lessor, OSHA or other regulatory agencies and Lessee further agrees to save and hold Lessor harmless from Lessee's actions arising from the Lessee Improvements.

         c. Any modifications to the building exterior shall be subject to Lessor's prior approval. All equipment placed upon the roof as a result of the Lessee Improvements shall be approved by Lessor prior to the commencement of the Lessee Improvements and shall comply with all governmental rules and regulations and the provisions of the Lease. Lessee shall not make any penetrations in the roof of the Premises without the prior consent of the Lessor and Lessor's roof contractor or another roofing contractor approved to make penetrations by the roofing warranty company shall perform all roof penetrations so that the ten year roof warranty for the Premises is not voided in any way.

         d. Lessor or Lessor's agents shall have the right to inspect the construction of the Lessee Improvements during the progress thereof, it being the intent of the parties hereto that Lessor be reasonable in inspection of the construction of work conducted by Lessee and that Lessor shall recognize, to the extent commercially reasonable and practicable, the necessity of field changes based on field conditions. If Lessor shall give notice of faulty construction or any deviation from the Lessee Improvement Plans, then Lessee shall cause Contractor to make corrections promptly. However, neither the privilege herein granted to Lessor to make such inspections, nor the making of such inspections by Lessor, shall operate as a waiver of any rights of Lessor to require good and workmanlike construction and improvements erected in accordance with the Lessee Improvement Plans. No fee shall be due hereunder for Lessor's inspection of the Lessee Improvements.

      8.   CHANGE ORDERS.

           a. If either party requests any changes to the Shell Plans or Lessee Improvement Plans other than those due to acts or omissions of the other or the other's Architect ("Change Order"), the non-requesting party shall not unreasonably withhold its consent to any such Change Order, provided the Change Order does not materially affect the Building's structure, systems, equipment or appearance and does not result in the use of materials in the construction of the Shell or Lessee Improvements of a lesser quality than the materials shown on the Shell Plans or Lessee Improvement Plans. Requests for Change Orders shall be in writing and the non-requesting party shall use best efforts to respond within five (5) business days. If no response is received within five (5) business days, then the request shall be deemed approved. If a Change Order requested by Lessee increases the cost of the Shell, then Lessor shall give notice to Lessee of the increase amount, if any, at the time of Lessor's approval of the relevant Change Order and Lessee, within fifteen (15) calendar days of Lessor's request, shall pay to Lessor such increase in the cost of the Lessee Improvements.

           b. If a Change Order requested by Lessor after Lessor's approval of the Lessee Improvement Plans increases the cost of the Lessee Improvements, then Lessee shall give notice to Lessor of the increase amount, if any, at the time of Lessor's approval of the relevant Change Order and Lessor, within fifteen (15) calendar days of Lessee's request, shall pay to Lessee such increase in the cost of the Lessee Improvements.

      9.   LIMITS OF LIABILITY.

           a. Lessor shall not be liable for any loss, cost, damage, or expense incurred or claimed by Lessee or any other person or party on account of the construction or installation of the Lessee Improvements or any other improvements to the Premises made by Lessee, except to the extent caused by Lessor's gross negligence, recklessness or intentional acts. Lessor shall not be the guarantor of nor responsible for the correctness or accuracy of the Lessee Improvement Plans or compliance of the Lessee Improvement Plans with applicable laws. Lessor assumes no liability or responsibility resulting from the failure of the Lessee to comply with applicable governmental laws, codes and regulations or for any defect in any of the Lessee Improvements or other alteration to the Premises made by Lessee. Lessee further agrees to indemnify, defend, and hold harmless Lessor from any liability, loss, cost, damage or expense incurred, claimed, asserted or arising in connection with any of the foregoing.

           b. Lessee shall not be liable for any loss, cost, damage, or expense incurred or claimed by Lessor or any other person or party on account of the construction or installation of the Shell Plans or any other improvements to the Premises made by Lessor, except to the extent caused by Lessee's gross negligence, recklessness or intentional acts. Lessee shall not be the guarantor of nor responsible for the correctness or accuracy of the Shell Plans or compliance of Shell Plans with applicable laws. Lessee assumes no liability or responsibility resulting from the failure of the Lessor to comply with applicable governmental laws, codes and regulations or for any defect in any of the Shell or other alteration to the Premises made by Lessor.

      10.   FUTURE IMPROVEMENTS BY LESSEE TO THE PREMISES.   In the event
that Lessee shall desire to perform future improvements to the Premises during the term of the Lease or any extension thereof, Lessee shall construct such improvements in accordance with the terms and conditions of the Lease.

      11.   DEFAULT.   Any default by Lessee or Lessor under the terms of
this Agreement shall constitute a default under the Lease and shall entitle the other to exercise all remedies set forth in the Lease. The defaulting party shall have all rights to remedy such default pursuant to the provisions of the Lease.

      12.   REASONABLE DILIGENCE.   Both Lessor and Lessee agree to use
reasonable diligence in performing all of their respective obligations and duties under this Agreement and in proceeding with the construction and completion of all Improvements in the Premises.

      13.   LESSEE IMPROVEMENT COSTS.   If Lessee brings a successful action
against Lessor with respect to (i) early termination of the Lease due to breach or Default of the Lessor, or (ii) the cancellation of the Lease due to a Delay in Possession caused by the gross negligence, recklessness or intentional acts or omissions of Lessor, then in awarding damages to Lessee, a California court shall take into consideration the amounts Lessee expended for the Lessee Improvements.


                                      LESSOR:
                                      BLACKMORE LOT 99 INVESTMENT,
                                      A California Limited Partnership

                                      By: /s/  ALLEN J BLACKMORE
                                         -------------------------------
                                         Allen Joseph Blackmore, Trustee of the
                                         Blackmore Family Trust Restated 1995,
                                         General Partner


                                      LESSEE:

                                      INVITROGEN CORPORATION

                                      By:    /s/ JRG
                                            -------------------------------
                                      Its:   EVP/CFD
                                            -------------------------------

                                      By:    /s/ Lyle C. Turner
                                            -------------------------------
                                      Its:   President/CEO
                                            -------------------------------

[U.S. INTEC LOGO]                                             No. WENPN10-2637

                                               NO DOLLAR LIMIT (NDL) GUARANTEE
                                               -------------------------------

TYPE OF GUARANTEE: NEW INTEC/PERMAGLAS NDL GUAR   PERIOD OF COVERAGE: 10 YEARS

OWNER: BLACKMORE LOT 99 INVESTMENT, RANCHO SANTA FE, CA 92062

NAME AND TYPE OF BUILDING: INVITROGEN / LOT 99

ADDRESS OF BUILDING:  1610 FARADAY AVE., CARLSBAD, CA 92008

SPECIFICATION:  M4UPRI                           AREA OF ROOF: 130.00 SQUARES

TYPE OF FLASHING: 2XM                       LENGTH OF FLASHING 500 LINEAL FEET

APPLIED BY: SUPERIOR ROOFING / SAN MARCOS, CA

DATE OF COMPLETION: 08/11/2000                    EXPIRATION DATE:  08/11/2010


THE GUARANTEE

     U.S. INTEC, Inc. guarantees to the Building Owner that, subject to the terms and conditions set forth below, U.S. INTEC will make those repairs to the U.S. INTEC roofing membrane, base flashing, insulation, expansion joint covers and pre-flashed accessories (the "U.S. INTEC Roofing Materials") used in the construction of the above described roof as are necessary to correct leaks while this Guarantee is in effect. This Guarantee covers such repairs to the U.S. INTEC Roofing Materials (excluding repair or replacement of roof deck, insulation, or other materials used in conjunction with the roofing system not sold by U.S. INTEC) as shall be necessary solely in order to correct leaks resulting from any of the causes listed below. These repairs will be made at no cost to the Building Owner provided that the Owner gives timely written notice to U.S. INTEC (see below).

SCOPE OF COVERAGE - LEAKS CAUSED BY:

1. Natural deterioration of the U.S. INTEC Roofing Materials.
2. Blisters
3. Bare Spots
4. Fish-mouths
5. Ridges
6. Splits not caused by structural failure or movement of or cracks in substrate roof base or non-U.S. INTEC insulation over which the U.S. INTEC Roofing Materials are applied.
7. Buckles and wrinkles
8. Workmanship in applying the U.S. INTEC Roofing Materials
9. Slippage of membrane or base flashing

OWNER'S RESPONSIBILITIES

     In the event of a leak through the U.S. INTEC Roofing Materials, the Owner must notify the U.S. INTEC Contractor Services Department, 1361 Alps Road, Bldg. 7-B, Wayne, New Jersey 07470 in writing within thirty days after discovery of the leak. The roofing contractor is NOT an agent of U.S. INTEC; notice to the roofing contractor is NOT notice to U.S. INTEC.

     The Owner shall, at its expense, (a) perform regular inspections and maintenance during this Guarantee, (b) keep records of all inspections and maintenance performed, and (c) perform repairs to the roof or other building components identified during inspections by U.S. INTEC as being necessary to preserve the integrity of the U.S. INTEC Roofing Materials. Failure of the Owner to perform this work promptly following written notification by U.S. INTEC may result in cancellation of this guarantee if the Owner's failure results in damage to the U.S. INTEC Roofing Materials.

     The Owner shall, at its expense, remove (and, if desired, subsequently replace) any materials and equipment that impede inspection and repair of the U.S. INTEC Roofing Materials, such as HVAC units and satellite dishes mounted so that there is no functional access to the roof system, and precast concrete or rubber pavers, wood decking and steel grating that are installed over the U.S. INTEC Roofing Materials.

     In an emergency, the Owner may authorize or perform temporary repairs to minimize damage to the building or its contents. Such work will not result in the cancellation of this Guarantee provided that the temporary repairs are reasonable and customary, and do not result in permanent damage to the U.S. INTEC Roofing Materials. The Owner is responsible for all expenses associated with temporary repairs.

EXCLUSIONS FROM COVERAGE

This Guarantee shall NOT cover the following conditions or any damages which may arise therefrom.

1.  Roof maintenance or correction of conditions other than leaks.

2. Unusual weather conditions or natural disasters including, but not limited to, windstorms, hail, floods, hurricanes, lightning, tornados and earthquakes.

3. Damage to the roof constructed of the U.S. INTEC Roofing Materials due to: (a) settlement, distortion, movement, failure or cracking of the roof deck, walls, or foundations of the building; (b) improper installation of non-U.S. INTEC insulation or defects or failure of any material used in any roof base or insulation not manufactured by U.S. INTEC over which the U.S. INTEC Roofing Materials are applied; (c) infiltration or condensation of moisture in, through or around the walls, copings, building structure, or underlying or surrounding materials including tie-ins to adjacent roof systems; (d) defects in design; (e) the performance, design, or application of non-U.S. INTEC materials such as roof decks, metal work, expansion and control joints, pitch pockets, walkways, work platforms and recreational surfacings; (f) expansion or contraction of any metal flashing or other metal work; (g) underlying materials or structures having failed or ceased to conform to U.S. INTEC's or other applicable specifications as to roof slopes or other requirements; (h) chemical attack on the membrane; (i) vandalism; or (j) negligence by the Owner in maintaining the U.S. INTEC Roofing Materials.

4.  Damage to the building or its contents.

5. Changes in usage of the building unless approved in writing in advance by U.S. INTEC.

6. Damage resulting from any new installations on or through the U.S. INTEC Roofing Materials or from traffic of any nature on the roof.

7. Temporary repairs to the U.S. INTEC Roofing Materials authorized by the Owner.

8. Any repairs or other applications to the U.S. INTEC Roofing Materials after the date of completion, unless performed in a manner acceptable to and approved by U.S. INTEC in writing in advance NOTE: In no event shall new penetrations be covered under the terms of guarantee.

9. Any damage occurring more than thirty days after the discovery by the Owner or its agent of a leak, unless U.S. INTEC is notified of such leak within thirty days of its discovery.

10. Areas of roof which pond water.

     No representative, employee, or agent of U.S. INTEC, or any other person, has any authority to assume for U.S. INTEC any additional or other liability or responsibility in connection with the roof described above. U.S. INTEC shall not be responsible for or liable for any changes or amendment to the U.S. INTEC roof specifications in regard to the construction of the roof described above, unless the change or amendment to the specifications is approved in writing by an authorized U.S. INTEC Contractor Services Manager.

     This Guarantee is assignable to another owner of the building for the remaining term ONLY if the following conditions are met: 1) The request is in writing within 30 days after the ownership transfer; 2) The roof system and building envelope and related system is inspected and any required repairs are completed at the Owner's expense; 3) The proposed assignment is approved in writing by an authorized U.S. INTEC Contractor Services Manager; and 4) An assigned fee of $500 is paid to U.S. INTEC. This Guarantee is not otherwise assignable directly or indirectly.

     CANCELLATION OF THIS GUARANTEE (1) WILL RESULT IF THE ROOF IS DAMAGED BY ANY CAUSE LISTED ABOVE UNDER "EXCLUSIONS FROM COVERAGE" IF THE DAMAGE AFFECTS THE INTEGRITY OR WATERTIGHTNESS OF THE ROOF, AND (2) THE OWNER DOES NOT PROMPTLY MAKE REPAIRS FOLLOWING WRITTEN NOTIFICATION BY U.S. INTEC TO RECTIFY THE DAMAGE AND PRESERVE THE INTEGRITY OF THE ROOF.

     THIS GUARANTEE IS EXPRESSLY IN LIEU OF ANY OTHER GUARANTEES AND/OR WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND OF ANY OTHER OBLIGATIONS OR LIABILITY ON THE PART OF U.S. INTEC, whether any claim against it is based upon strict liability, negligence, breach of warranty or any other theory or cause of action. In NO event shall U.S. INTEC be liable for any CONSEQUENTIAL OR INCIDENTAL DAMAGES of any kind.

NOTE: This Guarantee becomes effective only when bills for installation and supplies have been paid in full to the roofing contractor and materials suppliers, and the Guarantee charge has been paid to U.S. INTEC.

U.S. INTEC, INC.
1361 ALPS ROAD
WAYNE, NJ 07470

By: /s/ Catherine A. Sturm
   ----------------------------
   Authorized Signature

Date  December 27, 2000

USICS100 5/00

                                   EXHIBIT C

[GAF MATERIALS CORPORATION LOGO]                             No. WFGL 10-2768

                                   SAMPLE                    LIBERTY GUARANTEE
                                   ------                    -----------------

TYPE OF GUARANTEE: GAFGLAS LIBERTY                PERIOD OF COVERAGE: 10 YEARS

OWNER:

NAME AND TYPE OF BUILDING:   LOT

ADDRESS OF BUILDING:

SPECIFICATION:                                   AREA OF PROOF:        SQUARES

TYPE OF FLASHING:                           LENGTH OF FLASHING:    LINEAL FEET

APPLIED BY: SUPERIOR ROOFING

DATE OF COMPLETION:                               EXPIRATION DATE:


THE GUARANTEE

     GAF MATERIALS CORPORATION ("GAFMC") guarantees to the Building Owner that, subject to the terms and conditions set forth below, GAFMC will make those repairs to the GAFMC roofing membrane, base flashing, insulation, expansion joint covers and pre-flashed accessories (the "GAFMC Roofing Materials") used in the construction of the above described roof as are necessary to correct leaks while this Guarantee is in effect. This Guarantee covers such repairs to the GAFMC Roofing Materials (excluding repair or replacement of roof deck, insulation, or other materials used in conjunction with the roofing system not sold by GAFMC) as shall be necessary solely in order to correct leaks resulting from any of the causes listed below. These repairs will be made at no cost to the Building Owner provided that the Owner gives timely written notice to GAFMC (see below).

SCOPE OF COVERAGE - LEAKS CAUSED BY:

1. Natural deterioration of the GAFMC Roofing Materials
2. Blisters
3. Bare Spots
4. Fish-mouths
5. Ridges
6. Splits not caused by structural failure or movement of or cracks in substrate roof base of non-GAFMC insulation over which the GAFMC Roofing Materials are applied
7. Buckles and wrinkles
8. Workmanship in applying the GAFMC Roofing Materials
9. Slippage of membrane or base flashing

OWNER'S RESPONSIBILITIES

     In the event of a leak through the GAFMC Roofing Materials, the Owner must notify the GAFMC Technical Services Department, 1361 Alps Road, Bldg. 2-1, Wayne, New Jersey 07470 in writing within thirty days after discovery of the leak. The roofing contractor is NOT an agent of GAFMC; notice to the roofing contractor is NOT notice to GAFMC.

     The Owner shall, at its expense, (a) perform inspections and maintenance during this Guarantee, (b) keep records of all inspections and maintenance performed, and (c) perform repairs to the roof or to other building components identified during inspections by GAFMC as being necessary to preserve the integrity of the GAFMC Roofing Materials. Failure of the Owner to perform this work promptly following written notification by GAFMC may result in cancellation of this guarantee if the Owner's failure results in damage to the GAFMC Roofing Materials.

     The Owner shall, at its expense, remove (and, if desired, subsequently replace) any materials and equipment that impede inspection and repair of the GAFMC Roofing Materials, such as HVAC units and satellite dishes mounted so that there is no functional access to the roof system, and precast concrete or rubber pavers, wood decking and steel grating that are installed over the GAFMC Roofing Materials.

     In an emergency, the Owner may authorize or perform temporary repairs to minimize damage to the building or its contents. Such work will not result in the cancellation of this Guarantee provided that the temporary repairs are reasonable and customary, and do not result in permanent damage to the GAFMC Roofing Materials. The Owner is responsible for all expenses associated with temporary repairs.

EXCLUSIONS FROM COVERAGE

This Guarantee shall NOT cover the following conditions or any damages which may arise therefrom.

1.  Roof maintenance or correction of conditions other than leaks.

2. Unusual weather conditions or natural disasters including, but not limited to, windstorms, hail, floods, hurricanes, lightning, tornados and earthquakes.

3. Damage to the roof constructed of the GAFMC Roofing Materials due to: (a) settlement, distortion, movement, failure or cracking of the roof deck, walls, or foundations of the building; (b) improper installation of non-GAFMC insulation or defects or failure of any material used in any roof base or insulation not manufactured by GAFMC over which the GAFMC Roofing Materials are applied; (c) infiltration or condensation of moisture in, through or around the walls, copings, building structure, or underlying or surrounding materials including tie-ins to adjacent roof systems; (d) defects in design; (e) the performance, design or application of non-GAFMC materials such as roof decks, metal work, expansion and control joints, pitch pockets, walkways, work platforms and recreational surfacings; (f) expansion or contraction of any metal flashing or other metal work; (g) underlying materials or structures having failed or ceased to conform to GAFMC's or other applicable specifications as to roof slopes or other requirements; (h) chemical attack on the membrane; (i) vandalism; or (j) negligence by the Owner in maintaining the GAFMC Roofing Materials.

4.  Damage to the building or its contents.

5. Changes in usage of the building unless approved in writing in advance by GAFMC.

6. Damage resulting from any new installations on or through the GAFMC Roofing Materials or from traffic of any nature on the roof.

7. Temporary repairs to the GAFMC Roofing Materials authorized by the Owner.

8. Any repairs or other applications to the GAFMC Roofing Materials after the date of completion, unless performed in a manner acceptable to and approved by GAFMC in writing in advance. NOTE: In no event shall new penetrations be covered under the terms of guarantee.

9. Any damage occurring more than thirty days after the discovery by the Owner or its agent of a leak, unless GAFMC is notified of such leak within thirty days of its discovery.

10. Areas of roof which pond water.

     No representative, employee, or agent of GAFMC, or any other person, has any authority to assume for GAFMC any additional or other liability or responsibility in connection with the roof described above, GAFMC shall not be responsible for or liable for any changes or amendment to the GAFMC roof specifications in regard to the construction of the roof described above, unless the change or amendment to the specifications is approved in writing by an authorized GAFMC Technical Services Manager.

     This Guarantee is assignable to another owner of the building for the remaining term ONLY if the following conditions are met: 1) The request is in writing within 30 days after the ownership transfer; 2) The membrane is inspected and any required repairs are completed at Owner's expense; 3)
The proposed assignment is approved in writing by an authorized GAFMC Technical Services Manager; and 4) An assignment fee of $500 is paid to GAFMC. This Guarantee is NOT otherwise assignable, directly or indirectly.

     CANCELLATION OF THIS GUARANTEE WILL RESULT IF THE ROOF IS DAMAGED BY ANY CAUSE LISTED ABOVE UNDER "EXCLUSIONS FROM COVERAGE" IF THE DAMAGE AFFECTS THE INTEGRITY OR WATERTIGHTNESS OF THE ROOF, AND THE OWNER DOES NOT PROMPTLY MAKE REPAIRS FOLLOWING WRITTEN NOTIFICATION BY GAFMC TO RECTIFY THE DAMAGE AND PRESERVE THE INTEGRITY OF THE ROOF.

     THIS GUARANTEE IS EXPRESSLY IN LIEU OF ANY OTHER GUARANTEES AND/OR WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND OF ANY OTHER OBLIGATIONS OR LIABILITY ON THE PART OF GAF MATERIALS CORPORATION, whether any claim against it is based upon strict liability, negligence, breach of warranty or any other theory or cause of action. In NO event shall GAF Materials Corporation be liable for and CONSEQUENTIAL OR INCIDENTAL DAMAGES of any kind.

NOTE: This Guarantee becomes effective only when bills for installation and supplies have been paid in full to the roofing contractor and materials suppliers, and the Guarantee charge has been paid to GAF Materials Corporation.

GAF MATERIALS CORPORATION
1361 ALPS ROAD
WAYNE, NJ 07470

By: /s/ [ILLEGIBLE]
   ----------------------------
   Authorized Signature

Date  April 29, 1998

FORM 10448  11/98

                    MAINTENANCE PROGRAM AND ROOF RECORD LOG
[LOGO]  ------------------------------------------------------------------------


                              MAINTENANCE PROGRAM

THANK YOU for selecting a GAF Materials Corporation roofing system. Whether your roof is a GAFGLAS(R) built-up, a RUBEROID(R) modified bitumen, or a CompositeRoof-TM- roof system, we have a mutual interest in ensuring that your guaranteed roof system performs to its capabilities.

GAFMC is responsible for repairing your roofing system in the event of a leak, as outlined in your guarantee.

As the Building Owner, you also have a responsibility, which is to provide necessary maintenance of your GAFMC roofing system and related building components. Failure to provide necessary maintenance may result in deterioration of your guaranteed roofing system that could otherwise have been avoided. Repair of such deterioration will not be covered by your GAFMC guarantee. In certain instances, such deterioration may be so extensive that the roofing system can no longer be repaired and maintained, resulting in the cancellation of your guarantee in whole or in part.

In order to ensure that your GAFMC roofing system will continue to perform to its fullest, and to avoid possible cancellation or limitation of your GAFMC guarantee, the following 10-point maintenance program is strongly recommended.

1. Maintain a file for all records relating to this roof, including the GAFMC guarantee, invoices, inspection reports, repair and maintenance bills, original construction drawings and specifications, etc. A Roof Record Log is provided as a part of this form.
2. Inspect the roof a minimum of twice a year, typically in the spring and fall. In much of the country, the spring inspection is best performed immediately following the end of winter weather, so that any damages from freeze-thaw cycles, ice and other cold weather conditions can be addressed prior to spring rains. The fall inspection is best performed just before the beginning of winter weather, with any deficiencies addressed prior to ice and snow build-up so that cold weather-related stresses will not aggravate damaged or weakened conditions. The most common locations for damage and distress are drainage points, penetrations, and perimeter flashings.
3. Inspect the roof for damage after severe weather conditions, such as hailstorms, heavy rains, high winds, etc.
4. Arrange for repairs necessary to address non-guaranteed conditions affecting the GAFMC roof system. These repairs must be promptly performed by a GAFMC Approved or Master Roofing Contractor. Repairs should utilize GAFMC materials and repair methods that are consistent with the type and quality of the guaranteed roof system. This will ensure that repairs performed will last as long as the rest of the roof system.
5. Remove any debris, such as leaves, branches, dirt, rocks, bottles, etc. that have accumulated on the roof. Clean gutters, downspouts, drains, scuppers, and the surrounding roof areas to ensure proper drainage.
6. Examine all metal flashings, counterflashings, expansion joints, and pitch pockets for rust, detachment, deteriorated sealant, and damage. Reattach loose metalwork. Replace sealant as necessary. Prepare and paint any rusted metal.
7. Examine masonry walls and copings for cracks, bad mortar joints, deteriorated sealant, loose masonry/coping stones, and indications of water absorption. Repair all such conditions to prevent water infiltration.
8. Examine rooftop equipment such as air conditioners, ductwork, gooseneck vents, powered ventilators, evaporative coolers, antennas, equipment screens, skylights, satellite dishes, etc. for excessive movement, spillage of coolant, condensate, oil, grease, etc., and damage to sheet metal cabinets and rubber or fabric gaskets that may allow water infiltration. Keep all rooftop equipment in good condition.
9. Examine protective coatings. Recoat any cracked, flaking, blistered or worn areas with a compatible GAFMC coating.
10. Minimize rooftop traffic. Service personnel should take care to avoid dropping tools, equipment parts, etc. on the roof surface. Service personnel should not make any penetrations of or repairs to the roof system. All work affecting the GAFMC roof system must be performed by a GAFMC Approved or Master Roofing Contractor.

This maintenance program is intended to address conditions commonly found on most buildings. Other conditions may exist that require special maintenance considerations. It is the responsibility of the Building Owner to ensure that the maintenance program followed for a particular building is adequate and appropriate.

Any deficiencies in the GAFMC roof system noted during the performance of periodic roof maintenance activities that are believed to be due to defects in either the GAFMC roof materials or related installation workmanship should be reported to the GAFMC Technical Services Department Bldg. 2-1, 1361 Alps Road, Wayne, New Jersey 07470 within 30 days for possible guarantee coverage.

                             ROOF RECORD LOG

Year     Purpose of Inspection     Date         Name of Inspector          Outcome of Inspection
----     ---------------------     ----         -----------------          ---------------------
1        Spring Inspection         __/__/__     _____________________      ______________________________
         Fall Inspection           __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________

2        Spring Inspection         __/__/__     _____________________      ______________________________
         Fall Inspection           __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________

3        Spring Inspection         __/__/__     _____________________      ______________________________
         Fall Inspection           __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________

4        Spring Inspection         __/__/__     _____________________      ______________________________
         Fall Inspection           __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________

5        Spring Inspection         __/__/__     _____________________      ______________________________
         Fall Inspection           __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________
         Other_______________      __/__/__     _____________________      ______________________________

                                   EXHIBIT D

                         APPROVED HAZARDOUS SUBSTANCES

-     Cancer
-     Acrylamide
-     Cacodylic Acid
-     Cadmium Chloride
-     Chloramphenical
-     Chloroform
-     Cobalt Chloride
-     Dichloromethane
-     1,4 Dioxane
-     Formaldehyde
-     Methyl Methanesulfonate
-     Nickel Chloride
-     Nickel Sulfate
-     Radionuclides (phosphorus 32, phosphorus 33, Sulfur 35, and Hydrogen 3)
-     Reproductive Toxicity
-     Cadmium Chloride
-     Cycloheximide
-     Fluorouracil
-     Penicillamine
-     Streptomycin Sulfate
-     Toluene